EXHIBIT 99.1
Transaction

Date:	August 13, 2007

To:	Countrywide Home Loans, Inc.

Attention:	Documentation Unit

From:	Lehman Brothers Special Financing Inc. Mandy Lee - Confirmations Group Facsimile: (+1) 646-885-9551 (United States of America) Telephone: 212-526-9257

Ref. Numbers:	Risk ID: 1612893L / Effort ID: N1551196 / Global Deal ID: 3276538

Dear Sir or Madam:

The purpose of this communication (this “Confirmation”) is to confirm the terms and conditions of the transaction (the “Transaction”) entered into between Lehman Brothers Special Financing Inc. (“Party A”) and Countrywide Home Loans, Inc. (“Party B”) on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the “Agreement”). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Confirmation.  In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern.  For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors’ rights generally and to equitable principles of general application.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	13 August, 2007

Effective Date:	13 August, 2007

Termination Date:
25 August, 2013

For purposes of the final Calculation Period on the Floating Amounts, Termination Date will be subject to adjustment in accordance with the Following Business Day Convention, and for purposes of the final Calculation Period on the Fixed Amounts, Termination Date will be subject to no adjustment.

Notional Amount:
With respect to each Calculation Period, the lesser of (i) the Notional Amount as set forth in Appendix A attached hereto and (ii) the aggregate Principal Balance of the Reference Assets on the 15th calendar day of each month  (or, if such day is not a Business Day, the immediately following Business Day), commencing in the month of September 2007.

Referenced Assets:
CWABS Inc. Asset-Backed Certificates, Series 2007-12, Class 1-A-1 (Cusip: 126697 AA9), Class 1-A-2 (Cusip: 126697 AB7), Class 2-A-1 (Cusip: 126697 AC5), Class 2-A-2 (Cusip: 126697 AD3), Class 2-A-3 (Cusip: 126697 AE1), Class 2-A-4 (Cusip: 126697 AF8), Class 1-M-1 (Cusip:  126697 AG6), Class 2-M-1 (Cusip:  126697 AH4), Class 1-M-2 (Cusip: 126697 AJ0), Class 2-M-2 (Cusip:  126697 AK7), Class 1-M-3 (Cusip: 126697 AL5), Class 2-M-3 (Cusip:  126697 AM3), Class M-4 (Cusip: 126697 AN1), Class M-5 (Cusip: 126697 AP6), Class M-6 (Cusip: 126697 AQ4), Class M-7 (Cusip: 126697 AR2), Class M-8 (Cusip: 126697 AS0) and Class M-9 (Cusip: 126697 AT8).

Risk ID: 1612893L / Effort ID: N1551196 / Global Deal ID: 3276538
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Principal Balance:
As reported on Bloomberg Financial Services, Inc. (“Bloomberg”): by entering the Cusip, <Mtg>, type “pdi4”, <Go>. If Bloomberg fails to publish the aggregate Principal Balance of the Referenced Assets or the parties fail to agree on the aggregate Principal Balance of the Referenced Assets for any Calculation Period, the aggregate Principal Balance of the Referenced Assets shall be determined by the Calculation Agent pursuant to the Pooling and Servicing Agreement, dated as of 1 August, 2007, by and among CWABS, Inc. as depositor, Countrywide Home Loans, Inc. as a seller, Park Monaco Inc. as a seller, Park Sienna LLC as a seller, Countrywide Home Loans Servicing LP as master servicer and The Bank of New York as trustee.

Floating Amounts:

Floating Amount Payer:	Party A

Floating Amount Payer Period End Dates:	The 25th calendar day of each month, from and including 25 September, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Amount Payer Payment Dates:	One (1) Business Day prior to each Floating Amount Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month, except for the initial Calculation Period which shall be interpolation of 1 month and 2 months.

Spread:	Inapplicable

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Fixed Amounts:

Fixed Amount Payer:	Party B

Fixed Amount Payer Period End Dates:	The 25th calendar day of each month, from and including 25 September, 2007 to and including the Termination Date, subject to no adjustment.

Fixed Amount Payer Payment Dates:	The 25th calendar day of each month, from and including 25 September, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:	5.16% per annum

Fixed Rate Day Count Fraction:	30/360

Business Days:	New York

Risk ID: 1612893L / Effort ID: N1551196 / Global Deal ID: 3276538
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Additional Payment:	Party B shall pay Party A the sum of USD 2,100,000.00 on the Effective Date subject to adjustment in accordance with the Following Business Day Convention.

Additional Provision:

Netting:
With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

Where,

Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.

Miscellaneous:

Calculation Agent:	As per the Agreement.

Office:	For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head Office.

Account Details:

Account Details of Party A:	JPMorgan Chase Bank, New York ABA #: 021000021 A/C of Lehman Brothers Special Financing Inc. A/C # 066-143-543

Account Details of Party B:	To be provided

Risk ID: 1612893L / Effort ID: N1551196 / Global Deal ID: 3276538
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Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention: Confirmations Group.

Yours sincerely,	Accepted and agreed to:

Lehman Brothers Special Financing Inc.	Countrywide Home Loans, Inc.

By: /s/ Anatoly Kozlov Name: Anatoly Kozlov Title: Vice President	By: /s/ George Dennis Name: George Dennis Title: Senior Vice President

Risk ID: 1612893L / Effort ID: N1551196 / Global Deal ID: 3276538
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Appendix A

*Calculation Periods from and including	*Calculation Periods up to but excluding	Notional Amount (USD)
13 August, 2007	25 September, 2007	1,356,326,000.00
25 September, 2007	25 October, 2007	1,351,005,090.57
25 October, 2007	25 November, 2007	1,339,534,899.38
25 November, 2007	25 December, 2007	1,326,128,423.63
25 December, 2007	25 January, 2008	1,310,806,770.12
25 January, 2008	25 February, 2008	1,293,599,351.32
25 February, 2008	25 March, 2008	1,274,544,489.26
25 March, 2008	25 April, 2008	1,254,300,110.69
25 April, 2008	25 May, 2008	1,232,360,438.14
25 May, 2008	25 June, 2008	1,208,797,281.67
25 June, 2008	25 July, 2008	1,183,689,340.78
25 July, 2008	25 August, 2008	1,157,260,826.81
25 August, 2008	25 September, 2008	1,115,594,801.68
25 September, 2008	25 October, 2008	1,086,796,986.79
25 October, 2008	25 November, 2008	1,057,776,702.81
25 November, 2008	25 December, 2008	1,028,367,041.47
25 December, 2008	25 January, 2009	999,051,136.62
25 January, 2009	25 February, 2009	969,689,735.37
25 February, 2009	25 March, 2009	923,077,910.75
25 March, 2009	25 April, 2009	897,017,929.56
25 April, 2009	25 May, 2009	870,788,327.21
25 May, 2009	25 June, 2009	844,805,779.89
25 June, 2009	25 July, 2009	818,819,575.63
25 July, 2009	25 August, 2009	793,165,641.33
25 August, 2009	25 September, 2009	749,016,433.13
25 September, 2009	25 October, 2009	726,974,617.17
25 October, 2009	25 November, 2009	705,701,825.23
25 November, 2009	25 December, 2009	685,022,839.32
25 December, 2009	25 January, 2010	665,064,923.86
25 January, 2010	25 February, 2010	645,657,552.31
25 February, 2010	25 March, 2010	587,886,431.90
25 March, 2010	25 April, 2010	572,547,209.56
25 April, 2010	25 May, 2010	557,505,350.13
25 May, 2010	25 June, 2010	542,983,315.78
25 June, 2010	25 July, 2010	528,845,412.53
25 July, 2010	25 August, 2010	515,184,875.44
25 August, 2010	25 September, 2010	457,102,305.50
25 September, 2010	25 October, 2010	446,586,814.85

Risk ID: 1612893L / Effort ID: N1551196 / Global Deal ID: 3276538
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25 October, 2010	25 November, 2010	436,442,075.29
25 November, 2010	25 December, 2010	426,555,716.69
25 December, 2010	25 January, 2011	417,013,277.56
25 January, 2011	25 February, 2011	407,708,161.52
25 February, 2011	25 March, 2011	333,608,891.55
25 March, 2011	25 April, 2011	327,113,145.21
25 April, 2011	25 May, 2011	320,687,677.26
25 May, 2011	25 June, 2011	314,485,165.32
25 June, 2010	25 July, 2011	308,414,247.71
25 July, 2011	25 August, 2011	302,551,518.24
25 August, 2011	25 September, 2011	234,316,625.69
25 September, 2011	25 October, 2011	228,833,273.33
25 October, 2011	25 November, 2011	225,520,425.75
25 November, 2011	25 December, 2011	222,256,440.10
25 December, 2012	25 January, 2012	219,098,037.39
25 January, 2012	25 February, 2012	215,977,416.40
25 February, 2012	25 March, 2012	154,962,397.19
25 March, 2012	25 April, 2012	90,544,612.99
25 April, 2012	25 May, 2012	89,158,981.48
25 May, 2012	25 June, 2012	87,816,518.30
25 June, 2012	25 July, 2012	86,479,960.83
25 July, 2012	25 August, 2012	85,177,503.60
25 August, 2012	25 September, 2012	63,813,838.57
25 September, 2012	25 October, 2012	62,880,497.88
25 October, 2012	25 November, 2012	61,965,616.59
25 November, 2012	25 December, 2012	61,040,747.14
25 December, 2012	25 January, 2013	60,135,080.91
25 January, 2013	25 February, 2013	59,218,533.93
25 February, 2013	25 March, 2013	41,505,467.00
25 March, 2013	25 April, 2013	40,997,547.94
25 April, 2013	25 May, 2013	40,459,147.14
25 May, 2013	25 June, 2013	39,930,914.84
25 June, 2013	25 July, 2013	39,392,228.51
25 July, 2013	25 August, 2013	38,865,252.73

*with respect to each Fixed Amount Payer Period End Date, all such dates are subject to no adjustment, and with respect to each Floating Amount Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention.

Risk ID: 1612893L / Effort ID: N1551196 / Global Deal ID: 3276538
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